UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2020
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
104 S. Michigan
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
Coeur Mining, Inc. (“Coeur”) held its 2020 Annual Stockholders’ Meeting on May 12, 2020, in Chicago, Illinois (the “Annual Meeting”). Coeur’s stockholders voted on the following three proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors
The stockholders elected the following ten individuals to Coeur’s Board of Directors for one-year terms expiring at the 2021 Annual Meeting of Stockholders. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Robert E. Mellor	137,291,341	8,394,989	412,662	94.24%
Linda L. Adamany	142,887,713	2,870,816	340,463	98.03%
Sebastian Edwards	139,110,365	6,609,717	378,910	95.46%
Randolph E. Gress	143,293,060	2,386,523	419,409	98.36%
Mitchell J. Krebs	143,537,204	2,163,926	397,862	98.51%
Eduardo Luna	134,659,961	11,020,386	418,645	92.44%
Jessica L. McDonald	144,533,203	1,226,092	339,697	99.16%
John H. Robinson	139,007,332	6,721,417	370,243	95.39%
Brian E. Sandoval	144,403,264	1,298,032	397,696	99.11%
J. Kenneth Thompson	130,857,294	14,851,651	390,047	89.81%

Broker Non-Votes:		37,665,634

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2020 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
181,564,763	1,440,318	759,545	—	99.21%
Proposal 3. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
135,689,672	9,931,544	477,776	37,665,634	93.18%
_____________________________________________________

(1) Percentage of votes cast for the nominee or proposal.
Item 7.01.     Regulation FD Disclosure.
On May 14, 2020, Coeur posted updated investor presentation materials on its website. The presentation materials may be obtained at https://www.coeur.com/_resources/presentations/2020-05-14-Bank-of-America-Merrill-Lynch-Global-Metals-Mining-Steel-Conference-Final.pdf.
Item 8.01.     Other Events.
On May 13, 2020, Coeur issued a press release reporting that it has begun taking steps to restart active mining, processing and exploration activities at its Palmarejo complex in the State of Chihuahua, Mexico. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
99.1	Press release dated May 13, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 13, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: May 14, 2020	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Senior Vice President, General Counsel and Secretary